Exhibit 10.2

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 27, 2015 by and among GC AESTHETICS FINANCE LIMITED, a private limited company incorporated in Ireland (the “Borrower”) and ROYALTY OPPORTUNITIES S.À R.L., a Luxembourg société à responsabilité limitée (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into an Amended and Restated Credit Agreement, dated as of November 26, 2014 (the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 12.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendment to Second WHEREAS Clause. The second WHEREAS clause of the Credit Agreement is hereby amended by restating it in its entirety as follows:

“WHEREAS, the Borrower and the Lender amended and restated the Credit Agreement on November 26, 2014 to provide for an additional senior term loan facility to the Borrower in an aggregate principal amount of $15,000,000; and”

3. Additional WHEREAS Clause. The WHEREAS clauses of the Credit Agreement are hereby amended by adding the following after the second WHEREAS clause and before the third WHEREAS clause:

“WHEREAS the Borrower has requested that the Lender amend the Credit Agreement to provide for an additional senior term loan facility to the Borrower in an aggregate principal amount of $10,000,000; and”

4. Amendments to Section 1.1.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term therein in the proper alphabetical order:

“First Amendment” means the First Amendment to the Agreement, dated as of April 27, 2015, between the Borrower and the Lender.

“GCAL” means Global Consolidated Aesthetics Limited, a private limited company incorporated in Ireland (registered number: 450181) with registered office at Suite 601, Q House, Furze Road, Sandyford Industrial Estate, Dublin 18.

“GC Parent” means GC Aesthetics Limited, a private limited company incorporated in Ireland (registered number: 559895) with registered office at 2nd Floor, Beaux Lane House, Mercer Street, Lower Dublin 2, which is to be converted into a public limited company incorporated in Ireland and renamed “GC Aesthetics PLC” in connection with the occurrence of the IPO.

“IPO” means an underwritten initial public offering of the Capital Securities of GC Parent which results in a listing of such entity’s Capital Securities on a public securities exchange.

“IPO Reorganization” means the transaction whereby, prior to the IPO, (i) all existing shareholders of GCAL (including the Lender) will exchange all of their shares in GCAL for an equal number and type of shares in GC Parent and (ii) GCAL will, immediately following such exchange, become the direct, wholly-owned Subsidiary of GC Parent.

“IPO Reorganization Security Documents” means the (i) the supplement to the Guarantee entered into by GC Parent, (ii) the deed of accession to the Irish Debenture between GC Parent and the Lender and (iii) the deed of accession to the Subordination Agreement between GC Parent and the Lender.

“Irish Debenture” means the Composite Debenture, dated January 22, 2014, between the Lender, GC Aesthetics Holdings Limited and the Companies (as defined therein).

“Ordinary Shares” means the ordinary shares in the share capital of Holdings having a nominal value of €0.01 each.

“Subordination Agreement” means the Subordination Agreement, dated January 22, 2014, between the Lender, the Finco Noteholders (as defined therein), the Original Intra-Group Creditors (as defined therein) and the Original Obligors (as defined therein).

“Third Tranche Loan” is defined in Section 2.1.

“Third Tranche Loan Closing Date” means the date of the making of the Third Tranche Loan hereunder, which in no event shall be later than April 27,

“Third Tranche Loan Commitment Amount” means $10,000,000.

“Third Tranche Loan Commitment Termination Date” means the earliest to occur of (i) the Third Tranche Loan Closing Date (immediately after the making of the Third Tranche Loan on such date) and (ii) April 27, 2015, if the Third Tranche Loan shall not have been made hereunder prior to such date.

“Third Tranche Loan Confirmation Agreement” means the Confirmation Agreement, dated as of the Third Tranche Loan Closing Date, entered into by the Guarantors.

“Third Tranche Loan Security Documents” is defined in Section 5.19

(b) The definition of “Change in Control” in Section 1.1 of the Credit Agreement is hereby amended by inserting the following before the period at the end thereof:

“; provided that, in the event that the IPO Reorganization Security Documents have been executed and are effective on or prior to the IPO Reorganization, the IPO Reorganization shall not be deemed to constitute a Change in Control”

(c) The definition of “Commitment Amount” in Section 1.1 of the Credit Agreement is hereby amended by inserting “plus the Third Tranche Loan Commitment Amount” before the period at the end thereof.

(d) The definition of “Holdings” in Section 1.1 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

“Holdings” means, at all times prior to the IPO Reorganization, GCAL, and from and after the IPO Reorganization, GC Parent.

(e) The definition of “Loans” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “and” set forth after the phrase “the First Tranche Loan” with a comma and inserting the phrase “and the Third Tranche Loan” before the period at the end thereof.

(f) The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the Third Tranche Loan Confirmation Agreement, the Third Tranche Loan Security Documents, the First Amendment,” immediately after the phrase “the Second Tranche Loan Security Documents,”.

(g) The definition of “Prepayment Premium” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “or” set forth after the phrase “the First Tranche Loan” with a comma and inserting the phrase “or the Third Tranche Loan” immediately after the phrase “the Second Tranche Loan”.

(h) The definition of “Series B Preference Shares” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “Holdings” set forth therein with the word “GCAL”.

5. Amendment to Section 2.1. Section 2.1 of the Credit Agreement is hereby amended by inserting the following sentence between the second and third sentences thereof:

“On the terms and subject to the conditions of this Agreement, the Lender agrees to make a term loan (the “Third Tranche Loan”) to the Borrower on the Third Tranche Loan Closing Date in an amount equal to (but not less than) the Third Tranche Loan Commitment Amount.”

6. Amendment to Section 2.2. Section 2.2 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The Borrower may irrevocably request that the Third Tranche Loan be made by delivering to the Lender a Loan Request on or before 10:00 a.m. New York time on a Business Day at least one Business Day prior to the proposed Third Tranche Loan Closing Date.”

7. Amendment to Section 2.3. Section 2.3 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“After receipt of the Loan Request for the Third Tranche Loan, the Lender shall, on the Third Tranche Loan Closing Date and subject to the terms and conditions hereof, make the requested proceeds of the Third Tranche Loan available to the Borrower by wire transfer to the account the Borrower shall have specified in its Loan Request.”

8. Amendment to Section 2.4. Section 2.4 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The Third Tranche Loan Commitment Amount shall automatically and permanently be reduced to zero on the Third Tranche Loan Commitment Termination Date.”

9. Amendment to Section 3.2(a). Section 3.2(a) of the Credit Agreement is hereby amended by amended by replacing the word “or” set forth after the phrase “the First Tranche Loan” with a comma and inserting the phrase “or the Third Tranche Loan” immediately after the phrase “the Second Tranche Loan”.

10. Amendment to Section 3.2(b). Section 3.2(b) of the Credit Agreement is hereby amended by replacing the word “and” set forth after the parenthetical “(or such lesser amount as the Lender may specify at least three Business Days prior to such date)” with a comma and inserting the following clause before the period at the end thereof:

“and (iii) if the Third Tranche Loan has been funded, the Third Tranche Loan equal to one quarter of the aggregate principal amount of the Third Tranche Loan on January 22, 2019 (or such lesser amount as the Lender may specify at least three Business Days prior to such date)”

11. Amendment to Section 3.3. Section 3.3 of the Credit Agreement is hereby amended by amended by replacing the word “and” set forth after the phrase “the First Tranche Loan” with a comma and inserting the phrase “and the Third Tranche Loan” immediately after the phrase “the Second Tranche Loan”.

12. Amendment to Section 5.1. Section 5.1 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“The obligation of the Lender to make the Third Tranche Loan shall be subject to the prior making of the First Tranche Loan and the Second Tranche Loan, the delivery of a Loan Request as requested pursuant to Section 2.3, and the satisfaction of each of the conditions precedent set forth below in Sections 5.2, 5.3, 5.5, 5.8, 5.12, 5.17, 5.19 and 5.20; provided that, with respect to the condition precedent set forth below in Section 5.12(b), the Lender shall not require a legal opinion from local counsel to the Lender in the Isle of Man.”

13. Amendments to Sections 5.3. Section 5.3 of the Credit Agreement is hereby amended by replacing the word “or” set forth after the phrase “dated as of the Closing Date” with a comma and inserting the phrase “or the Third Tranche Loan Closing Date” immediately after the phrase “the Second Tranche Loan Closing Date”.

14. Amendment to Section 5.8. Section 5.8 of the Credit Agreement is hereby amended by replacing the word “or” set forth after the phrase “dated as of the Closing Date” with a comma and inserting the phrase “or the Third Tranche Loan Closing Date” immediately after the phrase “the Second Tranche Loan Closing Date”.

15. Amendment to Section 5.12. Section 5.12 of the Credit Agreement is hereby amended by replacing the word “or” set forth after the phrase “dated the Closing Date” with a comma and inserting the phrase “or the Third Tranche Loan Closing Date” immediately after the phrase “the Second Tranche Loan Closing Date”.

16. Amendment to Section 5.17. Section 5.12 of the Credit Agreement is hereby amended by inserting the phrase “or the Third Tranche Loan Closing Date, as the case may be” immediately after the phrase “the Second Tranche Loan Closing Date”.

17. Amendment to Article V. Article V of the Credit Agreement is hereby amended by inserting the following therein as new Sections 5.19 and 5.20 thereof:

“Section 5.19. Third Tranche Loan Security Documents. The Lender shall have received the security agreements and related documents listed on Schedule 5.19 (the “Third Tranche Loan Security Documents”) and the Third Tranche Loan Confirmation Agreement, each in form and substance satisfactory to the Lender and the Borrower.

Section 5.20. Issuance of Ordinary Shares. The Lender shall have received, for consideration of €0.01 per share, 592,042 Ordinary Shares of Holdings (which number of shares shall be equal to two percent of the fully diluted shares outstanding of Holdings) pursuant to the Subscription Agreement, dated as of the date hereof, between Holdings and the Lender.”

18. Amendment to Article VI. The preamble to Article VI is hereby amended by replacing the word “and” set forth after the phrase “on the Closing Date” with a comma and inserting the phrase “and on the Third Tranche Loan Closing Date” immediately after the phrase “on the Second Tranche Loan Closing Date”.

19. Amendments to Section 6.15(a), 6.16 and 6.23. Sections 6.15(a), 6.16 and 6.23 of the Credit Agreement are hereby amended by replacing in each the word “or” set forth after the phrase “as of the Closing Date” with a comma and inserting the phrase “or Third Tranche Loan Closing Date” immediately after the phrase “Second Tranche Loan Closing Date”.

20. Amendment to Section 6.22. Section 6.22 of the Credit Agreement is hereby amended by replacing the phrase “each of Holdings,” set forth after the phrase “Except as set forth on Schedule 6.22,” with the phrase “each of GCAL, GC Parent,”.

21. Amendment to Section 7.7. Section 7.7 of the Credit Agreement is hereby amended by replacing the word “or” set forth after the phrase “the First Tranche Loan” with a comma and inserting the phrase “or the Third Tranche Loan” immediately after the phrase “the Second Tranche Loan”.

22. Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby amended by replacing the word “Holdings” set forth therein with the word “GCAL”.

23. Amendment to Section 7.19. Section 7.19 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Within 20 days of the Third Tranche Loan Closing Date, the Borrower shall have entered into an intra-group loan agreement with Eurosilicone SAS in form and substance satisfactory to Lender pursuant to which the Borrower will grant to Eurosilicone SAS a loan facility in an aggregate principal amount of up to €2,000,000.

24. Amendment to Section 8.16. Section 8.16 of the Credit Agreement is hereby amended by replacing the phrase “none of Holdings,” set forth after the phrase “Except as set forth on Schedule 6.22,” with the phrase “none of GCAL, GC Parent,””.

25. Amendment to Section 9.1.7. Section 9.1.7 of the Credit Agreement is hereby amended by inserting “, unless the Lender has confirmed in writing in advance that such Change in Control does not constitute an Event of Default” before the period at the end thereof.

26. Amendment to Section 12.13. Section 12.13 of the Credit Agreement is hereby amended by replacing all references to the term “Holdings” set forth therein with the term “GCAL”.

27. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

28. Expenses. The Borrower agrees to pay on demand all reasonable expenses of the Lender (including, without limitation, the reasonable fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

29. Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

(a) Bring-Down of Representations and Warranties. After giving effect to this Amendment, the representations and warranties of Holdings, the Borrower and each Subsidiary contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred or is continuing.

30. No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

31. Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a) WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b) RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

32. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

GC AESTHETICS FINANCE LIMITED
as the Borrower

By:	/s/ Barry Hatt
Name: Barry Hatt
Title: Chief Technical Operations Officer

ROYALTY OPPORTUNITIES S.À R.L., as the Lender By OrbiMed Advisors, LLC,
its investment manager

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Director

Signature Page to First Amendment to Amended and Restated Credit Agreement